UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2007
NASTECH PHARMACEUTICAL COMPANY INC.
(Exact name of registrant as specified in charter)

DELAWARE (State or other jurisdiction of incorporation)	0-13789 (Commission File Number)	11-2658569 (IRS Employer Identification No.)

3830 Monte Villa Parkway Bothell, Washington (Address of principal executive offices)	98021 (Zip Code)
425-908-3600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
2007 Named Executive Officer Salaries
     On February 6, 2007, pursuant to the authority delegated by our board of directors, the Compensation Committee established the following increased base salaries for the following named executive officers to be effective for 2007: Dr. Steven C. Quay, Chairman, President and Chief Executive Officer, $525,000, Mr. Philip C. Ranker, Chief Financial Officer, $250,004, Dr. Gordon C. Brandt, Executive Vice President, Clinical Research and Medical Affairs, $283,875, Mr. Timothy M. Duffy, Executive Vice President, Marketing, Business Development and Legal, $249,500 and Dr. Paul H. Johnson, Senior Vice President, Research and Development and Chief Scientific Officer, $247,572.
2006 Named Executive Officer Bonus Payments
     On February 6, 2007, the Compensation Committee also approved the following bonus payments under our 2006 executive bonus plan for the following named executive officers: Dr. Steven C. Quay, $214,500, Mr. Philip C. Ranker, $84,474, Dr. Gordon C. Brandt, $89,078, Mr. Timothy M. Duffy, $84,547, Mr. David E. Wormuth, $99,254 and Dr. Paul H. Johnson, $74,726.
Stock Option Grants
     On February 6, 2007, the Compensation Committee granted the following named executive officers stock options pursuant to (i) our 2000 Stock Option Plan, dated as of August 7, 2000, as amended on September 27, 2000 and January 23, 2006 (the “2000 Plan”), (ii) our 2002 Stock Option Plan, dated as of May 2, 2002, as amended on January 23, 2006 (the “2002 Plan”) and (iii) our 2004 Stock Incentive Plan dated as of April 14, 2004, as amended on July 20, 2005, October 5, 2005 and January 23, 2006 (the “2004 Plan”). The stock options have an exercise price per share of $13.16 per share, which was the closing price of our common stock, par value $0.006 per share (the “Common Stock”) on the Nasdaq Global Exchange on the date of grant. The following named executive officers’ stock options will vest in three annual installments beginning on February 6, 2008. The grants are evidenced by Stock Option Agreements in substantially the form attached as Exhibit 10.1 to this report.

	2000 Plan	2002 Plan	2004 Plan
Dr. Steven C. Quay	—	—	4,247
Mr. Philip C. Ranker	—	7,731	11,533
Dr. Gordon C. Brandt	—	—	18,699
Mr. Timothy M. Duffy	—	18,984	—
Mr. David E. Wormuth	4,285	—	22,794
Restricted Stock Awards
     On February 6, 2007, the Compensation Committee granted awards of restricted stock of our Common Stock to the following named executive officers pursuant to our 2004 Stock Plan: Dr. Steven C. Quay, 12,000 shares, Mr. Philip C. Ranker, 12,000 shares, Mr. Timothy M. Duffy, 12,000 shares, and Mr. David E. Wormuth, 19,500 shares. The restricted stock will vest in three equal annual installments beginning on February 6, 2008. The grants are evidenced by Restricted Stock Grant Agreements in substantially the form attached as Exhibit 10.2 to this report.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description

10.1	Form of Restricted Stock Grant Agreement

10.2	Form of Stock Option Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nastech Pharmaceutical Company Inc. (Registrant)

By:	/s/ Bruce R. York
Name: Bruce R. York
Title: Chief Accounting Officer

Dated: February 12, 2007